SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(date of earliest event reported)
May 17, 2004

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

     Registrant’s telephone number, including area code (905) 863-0000.

Item 5. Other Events

On May 17, 2004, Nortel Networks Corporation issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

     99.1 Press release issued by Nortel Networks Corporation on May 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ DEBORAH J. NOBLE
Deborah J. Noble
Corporate Secretary

By:	/s/ BLAIR F. MORRISON
Blair F. Morrison
Assistant Secretary

Dated: May 18, 2004

EXHIBIT INDEX

     99.1 Press release issued by Nortel Networks Corporation on May 17, 2004.